UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

238 Public Square  Suite 200,  Franklin, TN   37064

(Address of principal executive offices)   (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code:   (615) 790-8888

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL MANAGEMENT TRUST

Satuit Capital U.S. Emerging Companies Fund (SATMX)

Satuit Capital U.S. Small Cap Fund (SATSX)

Satuit Capital U.S. SMID Cap Fund (SATDX)

OCTOBER 31, 2013

The Satuit Funds 2013 Performance Review and 2014 Outlook

Performance Review: The Satuit Funds SATMX, SATSX, SATDX

It is an exciting time for us at Satuit.  We now write our Annual Letter to Shareholders addressing three strategies; our flagship Satuit Capital U.S Emerging Companies Fund (SATMX) and our two new strategies:  Satuit Capital U.S. Small Cap Fund (SATSX) and Satuit Capital U.S. SMID Cap Fund (SATDX).  Launched in April of 2013 SATSX will focus on those companies with market capitalizations of the Russell 2000 index.  SATDX will focus on those companies in the Russell 2500 Index.  The investment philosophy and process of SATSX and SATDX are the same as SATMX; investing in companies with reasonable valuations and above average earnings growth prospects.  Over the last thirteen years managing SATMX, we have developed a product and a brand in the Satuit name that we feel symbolizes consistency and discipline, reflecting our investment process and philosophy.  The long term returns of SATMX are reflective of our consistency and discipline and we will bring that same consistency and discipline to SATSX and SATDX.  We hope that you will take a closer look at our two new strategies and consider them for your investment portfolio.

The Satuit U.S Emerging Companies Fund (SATMX) performed admirably during the 2013 fiscal year ending October 31, 2013 returning 35.48% for the year.  Our comparable index, the Russell 2000 returned 36.28% besting our return by 80 basis points.  What were considered headwinds in 2013 (a presidential election, sequestration, higher taxes, subdued economic and employment growth, FED “tapering” dialog, and a government shutdown) did not deter the upward trajectory of the U.S domestic equity market during our most recent fiscal year.  As we are competitive by nature, we are frustrated with our one year returns but recognize that this fiscal year has been a year of relatively high equity returns fueled in part by global central bank liquidity programs which seem to trump the aforementioned headwinds.  A closer look at SATMX returns reinforces a more consistent long term positive investment return over our benchmarks.  SATMX five year and ten year annualized returns are still substantially above the benchmark.  Finally our annualized return since inception of 13.65% versus the Russell 2000 return of 7.91% is one of the best returns in the small cap growth strategy. The long term returns are the result of our consistent and disciplined approach to our investment philosophy and process. We look for companies that are trading at reasonable valuation while at the same time possessing the fundamental characteristics that we feel are important for long term earnings growth which we feel leads to price appreciation.

Looking closer at the contributions to returns during the year we find positive contributions from all of our sector investments.  SATMX’s Industrials, Consumer Discretionary, Info Tech and Financials lead the way in terms of absolute contribution to portfolio returns.  Given global central bank liquidity initiatives, it is not surprising to see these sectors leading the way.  Power Solutions (PSIX, Industrial Sector), Fiesta Restaurant Group (FRGI, Consumer Discretionary Sector), and Applied Micro (AMCC, Technology Sector) were among the largest contributors to absolute return.  PSIX designs and produces a range of high performance products focused on the alternative fuel industry.  More attention has been given to these technologies and PSIX designs and produces products for the spark-ignited natural gas and propane engine and engine systems market.  FRGI is a restaurant group that owns and operates Pollo Tropical and Taco Cabana.  The Caribbean inspired food group Pollo Tropical and the Mexican inspired concept Taco Cabana continue to enjoy increasing popularity.  These two concepts are continuing to expand their store base.  AMCC provides connectivity solutions for data centers and telecom service providers, and will be producing low-power server processors in 2014.  The continued movement towards cloud based applications continues to increase the need for more sophisticated data center products.  AMCC products continue to aid operators in providing the highest quality and functionality to their customers.  SATMX owns positions in all three companies.

We are excited to be able to review with you our two newest strategies:  Satuit Capital U.S Small Cap Fund (SATSX) and Satuit Capital U.S. SMID Cap Fund (SATDX).  Launched April 1st, 2013 each fund utilizes the same investment philosophy and process as SATMX.  We look for companies that are trading at reasonable valuation while at the same time possessing the fundamental characteristics that we feel are important for long term earnings growth which we feel leads to price appreciation.  While return data is limited, we are pleased to report that the first six months of operations have been fruitful for our early investors.

Our Small Cap strategy, SATSX, in its first six months of operations, returned 24.50% besting its benchmark Russell 2000 return of 16.46%.  Absolute return contribution by sector begins with the Information Technology Sector followed by the Industrials Sector and Consumer Discretionary Sector.  GT Advanced Technology (GTAT Info Tech Sector), NuSkin Enterprises (NUS Consumer Discretionary Sector) and Edgen Group (EDG Industrials Sector) were top contributors to absolute performance.  GTAT provides equipment for the solar, LED, and electronics industry. One of GTAT’s most interesting future drivers is its relationship to provide sapphire material to Apple for its mobile devices.  Manufactured sapphire is like glass but more resilient.  It’s harder, making it difficult to scratch and optically transparent.  Cosmetic and nutritional supplement developer and distributor NUS, continues to benefit from an ever increasing global middle class, especially in Asia.  Women moving into higher levels of disposable income have been spending more on cosmetic products.  We feel this is a strong trend that should continue for the foreseeable future.  EDG is a leading global distributor of products into the energy and infrastructure markets.  They were bought by Sumitomo group.  SATSX holds positions in GTAT and NUS.  We sold EDG.

Our SMID Cap strategy, SATDX, in its first six months of operations, returned 22.40% besting its benchmark Russell 2500 return of 15.16%.  Absolute return contribution by sector again begins with the Information Technology Sector followed by the Industrials Sector and Consumer Discretionary Sector.  Himax Technologies (HIMX, Info tech Sector), Proto Labs, Inc (PRLB, Industrials Sector) and Herbalife (HLF, Consumer Discretionary Sector) were top stock contributors to absolute return during the period.  HIMX provides the technology to allow LCD displays to function.  Think of mobile handset displays all the way up to the large flat screen TVs.  An important driver of the company’s future success will be its relationship with Google and the production of Google Glass.  Google thinks so highly of this product that during the year, Google bought a position in HIMX.  We still own HIMX in SATDX.  PRLB provides quick turn design and manufacturing services to clients using 3D CAD software to design products.  Increased use of their injection molded manufacturing process has helped increase awareness of the company’s competitive position.  We see this as a positive catalyst for the company in the future.  We exited the position due to valuation but will become more constructive if valuation becomes more attractive.  HLF is a global nutritional supplement company that has been the subject of many an article on its accounting and business model.  We owned the stock in the strategy for several months and the holding contributed significantly to returns during the period.  However, the “noise” became too much for us and we exited the position.

Our Outlook – 2014 The Beginning of a New Economic Cycle

On December 5th 2013, the Wall Street Journal reported the following:

The U.S. economy expanded significantly faster than initially estimated in the third quarter as businesses fattened their inventories, a factor that is likely to weigh on growth in the year's final quarter.

Gross domestic product, the broadest measure of goods and services produced in the economy, grew at a seasonally adjusted annual rate of 3.6% from July through September, the Commerce Department said Thursday. The measure was revised up from an earlier 2.8% estimate and marks the strongest growth pace since the first quarter of 2012.

What catches our eye is what is not in the press release; Q3 GDP could be the fourth quarter in a row that the U.S Economy experiences quarter over quarter GDP growth.  Further, unless there is a sharp downward revision to Q3 2013 GDP, year over year growth will come in positive as well.  In our view, the U.S economy is finally reaching a point that will sustain growth.  The consumer and businesses will continue to provide spending and reinvestment needed to sustain this growth.  The consumer represents nearly 70% of the economy.  Over the past 2 years, the income statement of consumers has been strengthened by a slow move upward in wage gains.  Consumers are also being given a break in terms of gasoline prices and lower interest payments due to refinancings.  While we acknowledge that mortgage rates are creeping higher and will probably move higher throughout 2014, aforementioned wage gains, gasoline prices and refinancing are continuing to improve disposable income.  Consumers’ balance sheets continue to be strengthened by stock market gains and rising housing prices.  Savings rates are increasing.  All of this has resulted in record high levels of U.S consumer net worth.  Income statement and balance sheet repair will continue through 2014 and will continue to push consumer confidence upward to the right.

Business outlook and investment is also picking up.  The Business Roundtable, an association of chief executive officers of leading U.S. companies with $7.4 trillion in annual revenues and more than 16 million employees suggested the following outlook from its membership:

“CEO expectations for economic expansion in the next six months increased slightly from last quarter, with expectations for sales, capital investment and hiring all tracking somewhat higher,” said Jim McNerney, Chairman of Business Roundtable, and Chairman, President and CEO of The Boeing Company. “In aggregate, our expectations are consistent with an economy that will continue along the path of steady, modest recovery into the first half of 2014.  These soundings are also consistent with an overall economy that, despite progress, is not yet performing at its full potential.”

Our takeaway from the comment is that business has enough confidence in the economic outlook that they will continue to hire and invest in capital spending projects.

Further, on December 18th 2013, the FED announced that it would begin to “taper” its assets purchases beginning in January 2014.  The FED’s plan is to reduce asset purchases by $10B per month but left the door open for increases or decreases in its program depending upon economic data.  The FED further reinforced its zero interest policy through the foreseeable future.  In our opinion this is an extremely bullish signal to equity markets.  It suggests that, from the FED’s point of view, economic activity is expanding albeit moderately.  Labor markets have stabilized. “Taper” would also suggest that household spending and business investment have stabilized and are recovering.  Finally, long-term inflation expectations are stable.  All are very positive for equity markets in 2014.

Finally, the political climate in Washington, D.C. should be less toxic, and more importantly, less volatile, in 2014 than 2013.  After years of stop-gap temporary spending bills, Congress has passed a budget funding the government through 2015.  This averts the risk of a government shutdown for the foreseeable future – a sharp contrast to 2013 which saw a shutdown threatened several times and eventually come to fruition.  While Congress must raise the federal government’s borrowing limit in February, the risk of default is virtually zero as the brinksmanship that shook the markets in 2011 has dissolved.  Instead, we look for more of a “holding pattern” in Washington as Congress looks towards its own re-election in 2014.  We believe this will have the effect of eliminating a great deal of negative feedback loop for investors.  The political dialogue coming out of Washington in 2014 might actually create some positive feedback loops for investors as topics like an overhaul of the tax code and immigration reform remain on the table for early 2014.

We are now entering our fourteenth year of operations of the Satuit Capital U.S Emerging Companies Fund.  Alongside our flagship fund, Satuit Capital U.S Emerging Companies (SATMX), we are excited to offer investors our two newest strategies, Satuit Capital U.S Small Cap (SDATSX) and Satuit Capital U.S SMID Cap (SATDX.)  As we enter what we consider to be the next U.S domestic economic expansion we are excited about the prospects for our shareholders in all three funds.  Reviewing the last expansionary economic cycle, November of 2001 through November of 2007, investors will find that the Satuit U.S Emerging Companies Fund was one of the best performing small cap growth strategies.  As we move into the next expansionary cycle, we are confident that the consistency and discipline that surrounds our investment philosophy and process will once again produce superior investment returns for our shareholders in all three of our Funds.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

Average Annual Total Return					Since	Dollar
For the Periods Ended October 31, 2013	1 Year	3 Year	5 Year	10 Year	Inception	Value

Satuit Capital U.S. Emerging Companies Fund	35.48%	14.58%	19.99%	10.77%	13.65%	$51,975

S&P 500 Index	27.18%	16.56%	15.17%	7.46%	3.94%	$16,454

Russell 2000 Index	36.28%	17.68%	17.04%	9.03%	7.91%	$26,655

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was December 12, 2000.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. SMALL CAP FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

For the Period April 1, 2013 Through October 31, 2013	Since Inception	Dollar Value

Satuit Capital U.S. Small Cap Fund	24.50%	$12,450

Russell 2000 Index	16.46%	$11,646

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was April 1, 2013.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. SMID CAP FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

For the Period April 1, 2013 Through October 31, 2013	Since Inception	Dollar Value

Satuit Capital U.S. SMID Cap Fund	22.40%	$12,240

Russell 2500 Index	15.16%	$11,516

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was April 1, 2013.

The Russell 2500 Index is composed of the smallest 2500 securities in the Russell 3000® Index. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment of the U.S. equity universe.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Satuit Capital U.S. Emerging Companies Fund

Portfolio Illustration (Unaudited)

October 31, 2013

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Satuit Capital U.S. Small Cap Fund

Portfolio Illustration (Unaudited)

October 31, 2013

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Satuit Capital U.S. SMID Cap Fund

Portfolio Illustration (Unaudited)

October 31, 2013

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Satuit Capital U.S. Emerging Companies Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 93.69%

Commercial Printing - 1.45%
46,000	Consolidated Graphics, Inc. *	$ 2,948,140

Computer Communications Equipment - 1.26%
189,000	Allot Communications Ltd. (Israel) *	2,547,720

Construction Special Trade Contractors - 1.54%
140,600	Argan, Inc.	3,128,350

Crude Petroleum & Natural Gas - 1.16%
195,000	Evolution Petroleum Corp. *	2,351,700

Deep Sea Foreign Transportation of Freight - 0.04%
22,501	Danaos Corp. (Greece) *	90,004

Drilling Oil & Gas Wells - 1.17%
348,700	Hercules Offshore, Inc. *	2,369,416

Electromedical & Electrotherapeutic Apparatus - 2.03%
107,100	Cynosure, Inc., Class A *	2,314,431
434,100	Synergetics USA, Inc. *	1,805,856
		4,120,287
Electronic Computers - 2.61%
112,500	Omnicell Inc. *	2,595,375
193,017	Super Micro Computer, Inc. *	2,686,797
		5,282,172
Fabricated Plate Work (Boiler Shops) - 0.99%
98,500	Global Power Equipment Group, Inc.	2,005,460

Fabricated Rubber Products, NEC - 0.96%
205,005	The Female Health Co.	1,951,648

Finance Services - 1.38%
338,200	Global Cash Access Holdings, Inc. *	2,807,060

Fire, Marine & Casualty Insurance - 1.63%
372,000	United Insurance Holdings Corp.	3,310,800

Food and Kindred Products - 1.12%
158,900	Amira Nature Foods Ltd. (United Arab Emirates) *	2,262,736

Gold and Silver Ores - 0.84%
432,500	Fortuna Silver Mines, Inc. (Canada) *	1,699,725

Household Furniture - 1.16%
149,200	Hooker Furniture Corp.	2,357,360

In Vitro & In Vivo Diagnostic Substances - 1.02%
545,000	Immunomedics, Inc. *	2,065,550

Industrial & Commercial Fans, Blowers & Air Purifying Equipment - 1.22%
139,912	Ceco Environmental Corp.	2,469,447

Industrial Inorganic Chemicals - 1.12%
62,000	LSB Industries, Inc. *	2,276,640

Industrial Instruments for Measurement, Display, and Control - 1.29%
245,900	Rudolph Technologies, Inc. *	2,606,540

Metal Forgings & Stampings - 1.11%
54,500	Park-Ohio Holdings Corp. *	2,256,845

Miscellaneous Food Preparations & Kindred Products - 2.36%
265,550	Inventure Foods, Inc. *	2,990,093
77,000	Medifast Inc. *	1,794,870
		4,784,963
Motor Vehicle Parts & Accessories - 2.08%
99,500	Fuel Systems Solutions, Inc. *	1,787,020
104,000	Gentherm, Inc. *	2,428,400
		4,215,420
National Commercial Banks - 1.62%
451,300	Intervest Bancshares Corp., Class A *	3,289,977

Newspapers: Publishing or Publishing and Printing - 0.99%
241,100	Journal Communications, Inc., Class A *	2,013,185

Oil & Gas Field Machinery & Equipment - 0.96%
108,994	Bolt Technology Corp.	1,949,903

Oil, Gas Field Services, NBC - 1.11%
80,200	Natural Gas Services Group, Inc. *	2,244,798

Optical Instruments & Lenses - 1.20%
276,600	Nova Measuring Instruments Ltd. (Israel) *	2,431,314

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.26%
112,300	Exactech, Inc. *	2,549,210

Pens, Pencils & Other Artists' Materials - 1.23%
123,554	Costa, Inc. *	2,485,906

Radio & T.V. Broadcasting & Communications Equipment - 2.08%
82,000	CalAmp Corp. *	1,928,640
161,000	SeaChange International, Inc. *	2,284,590
		4,213,230
Railroads, Line-Haul Operating & Equipment - 0.59%
58,200	Providence & Worcester Railroad Co.	1,191,354

Retail-Auto Dealers & Gasoline Stations - 1.05%
174,600	West Marine, Inc. *	2,131,866

Retail-Eating Places - 2.60%
103,000	Del Frisco's Restaurant Group, Inc. *	1,864,300
302,000	Diversified Restaurant Holdings, Inc. *	2,086,820
15,000	Fiesta Restaurant Group, Inc. *	635,850
50,000	Kona Grill Inc. *	686,500
		5,273,470
Retail-Family Clothing Stores - 1.16%
159,000	Stein Mart, Inc.	2,348,430

Retail-Furniture Stores - 1.28%
93,000	Haverty Furniture Co., Inc.	2,586,330

Retail-Jewelry Stores - 1.36%
67,200	Blue Nile, Inc. *	2,759,904

Retail-Retail Stores, NEC - 2.89%
479,000	1-800-Flowers.com, Inc. *	2,605,760
183,500	Kirkland's Inc. *	3,257,125
		5,862,885
Savings Institution, Federally Chartered - 0.54%
72,271	1st Constitution Bancorp *	737,164
27,600	HF Financial Corp.	365,700
		1,102,864
Security Brokers, Dealers & Flotation Companies - 1.02%
78,000	FBR & Co. *	2,067,000

Semiconductors & Related Devices - 6.52%
121,500	Ambarella, Inc. *	2,496,825
224,000	Applied Micro Circuits Corp. *	2,611,840
202,300	IXYS Corp.	2,352,749
45,900	NVE Corp. *	2,449,683
355,010	Ultra Clean Holdings, Inc. *	3,305,143
		13,216,240
Services-Business Services - 2.25%
538,000	Lionbridge Technologies, Inc. *	2,345,680
123,500	Reis, Inc. *	2,221,765
		4,567,445
Services-Computer Integrated Systems Design - 0.86%
170,000	Datalink Corp. *	1,745,900

Services-Computer Processing & Data Preparation - 2.15%
151,000	Carbonite, Inc. *	1,999,240
578,200	Zix Corp. *	2,359,056
		4,358,296
Services-Computer Programming, Data Processing, Etc. - 0.39%
157,800	Professional Diversity Network, Inc. *	789,000

Services-Computer Programming Services - 2.63%
152,500	Perficient, Inc. *	2,758,725
182,000	Procera Networks, Inc. *	2,575,300
		5,334,025
Services-Equipment Rental & Leasing, NEC - 1.31%
121,100	CAI International, Inc. *	2,650,879

Services-Health Services - 1.16%
74,000	US Physical Therapy, Inc.	2,362,080

Services-Prepackaged Software - 2.61%
313,000	IntraLinks Holdings, Inc. *	3,252,070
60,000	NetSol Technologies, Inc. *	467,400
82,000	Tangoe, Inc. *	1,566,200
		5,285,670
Services-Skilled Nursing Care Facilities - 0.96%
384,000	Five Star Quality Care, Inc. *	1,946,880

Special Industry Machinery, NEC - 2.57%
208,000	Manitex International, Inc. *	2,689,440
852,400	Mattson Technology, Inc. *	2,523,104
		5,212,544
State Commercial Banks - 7.83%
233	American Business Bank *	6,874
119,000	Central Pacific Financial Corp.	2,191,980
268,000	Community Bankers Trust Corp. *	999,640
126,770	Customers Bancorp, Inc. *	2,123,397
110,000	First NBC Bank Holding Co. *	2,931,500
190,680	Monarch Financial Holding, Inc.	2,263,372
26,000	Mutualfirst Financial Inc.	442,000
165,039	Northeast Bancorp	1,650,390
53,700	Southern National Bancorp of Virginia Inc.	523,575
100,000	State Bank Financial Corp.	1,706,000
181,954	Xenith Bankshares, Inc. *	1,046,235
		15,884,963
Surgical & Medical Instruments - 4.36%
115,000	Given Imaging Ltd. (Israel) *	2,325,300
241,600	Lemaitre Vascular, Inc.	1,942,464
97,000	SurModics, Inc. *	2,287,260
116,000	Vascular Solutions, Inc. *	2,275,920
		8,830,944
Telephone Communications (No Radio Telephone) - 1.21%
215,000	8x8 Inc. *	2,459,815

Trucking (No Local) - 1.20%
131,000	Celadon Group, Inc.	2,428,740

Wholesale-Metals Service Centers & Offices - 1.79%
302,800	Edgen Group, Inc. *	3,624,516

Wholesale-Petroleum & Petroleum Products (No Bulk Stations) - 1.41%
290,600	Aegean Marine Petroleum Network, Inc. (Greece)	2,853,692

TOTAL FOR COMMON STOCKS (Cost $157,729,386) - 93.69%		189,961,238

WARRANTS - 0.00%
37,500	Horizon Pharma, Inc. 9/25/2017 (a)(b) *	0
TOTAL FOR WARRANTS (Cost $0) - 0.00%		0

TOTAL INVESTMENTS (Cost $157,729,386) - 93.69%		189,961,238

OTHER ASSETS LESS LIABILITIES - 6.31%		12,785,379

NET ASSETS - 100.00%		$ 202,746,617

(a) Security is noted to be a Level 2 security. See Note 1.
(b) Exercise price is $4.57.
ADR - American depositary receipt.
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Satuit Capital U.S. Small Cap Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 101.72%

Air Transportation, Scheduled - 2.41%
45	Alaska Air Group, Inc.	$ 3,180
90	Spirit Airlines, Inc. *	3,883
		7,063
Air-Cond & Warm Air Heating Equip & Comm & Indl Refrig Equip - 2.08%
110	AAON, Inc.	2,971
40	Lennox International, Inc.	3,122
		6,093
Biological Products (No Diagnostic Substances) - 1.38%
500	PDL BioPharma, Inc.	4,045

Commercial Printing - 2.00%
45	Consolidated Graphics, Inc. *	2,884
55	Vistaprint N.V. (Netherlands) *	2,973
		5,857
Computer Communications Equipment - 1.15%
250	Allot Communications Ltd. (Israel)	3,370

Construction Special Trade Contractors - 2.90%
175	Argan, Inc.	3,894
220	Matrix Service Co. *	4,574
		8,468
Crude Petroleum & Natural Gas - 4.38%
55	Gulfport Energy Corp. *	3,228
185	Jones Energy, Inc., Class A *	2,962
60	Oasis Petroleum Inc. *	3,195
120	Sanchez Energy Corp. *	3,421
		12,806
Cut Stone & Stone Products - 1.23%
85	CaesarStone Sdot-Yam Ltd. (Israel) *	3,584

Deep Sea Foreign Transportation - 1.23%
65	Hornbeck Offshore Services, Inc. *	3,593

Drilling Oil & Gas Wells - 3.13%
450	Hercules Offshore, Inc. *	3,058
190	Northern Oil and Gas, Inc. *	3,122
170	Ocean Rig UDW, Inc. (Cyprus) *	2,980
		9,160
Electromedical & Electrotherapeutic Apparatus - 1.38%
70	Cyberonics, Inc. *	4,043

Fabricated Plate Work (Boiler Shops) - 1.08%
155	Global Power Equipment Group, Inc.	3,156

Finance Services - 1.08%
380	Global Cash Access Holdings, Inc. *	3,154

Fire, Marine & Casualty Insurance - 1.22%
93	AmTrust Financial Services, Inc.	3,567

Functions Related to Depository Banking, NEC - 1.48%
145	Xoom Corp. *	4,324

General Industrial Machinery & Equipment - 1.16%
70	Zebra Technologies Corp. Class A *	3,382

Hospital & Medical Service Plans - 1.37%
60	Wellcare Health Plans, Inc. *	4,001

Household Furniture - 1.26%
160	La-Z-Boy, Inc.	3,693

In Vitro & In Vivo Diagnostic Substances - 1.23%
950	Immunomedics, Inc. *	3,600

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 1.78%
295	CECO Environmental Corp.	5,207

Industrial Inorganic Chemicals - 1.13%
90	LSB Industries, Inc. *	3,305

Industrial Instruments for Measurement, Display, & Control - 1.07%
295	Rudolph Technologies, Inc. *	3,127

Lumber & Wood Products (No Furniture) - 0.96%
110	Boise Cascade Co. *	2,817

Measuring & Controlling Devices, NEC - 2.21%
35	Geospace Technologies Corp. *	3,410
55	Measurement Specialties, Inc. *	3,065
		6,475
Mining & Quarrying of Nonmetal - 1.13%
95	U.S. Silica Holdings, Inc.	3,308

Miscellaneous Food Preparations & Kindred Products - 1.00%
125	Medifast, Inc. *	2,914

Motor Homes - 1.09%
55	Thor Industries, Inc.	3,191

Motor Vehicle Parts & Accessories - 5.10%
180	American Axle & Manufacturing Holdings, Inc. *	3,350
5	Dorman Products, Inc.	243
200	Gentherm, Inc. *	4,670
390	Meritor, Inc. *	2,679
75	Tenneco, Inc. *	3,980
		14,922
Newspapers: Publishing or Publishing & Printing - 1.01%
355	Journal Communications, Inc. Class A *	2,964

Oil & Gas Field Machinery & Equipment - 1.04%
170	Bolt Technology Corp.	3,041

Oil & Gas Field Services, NBC - 1.10%
140	C&J Energy Services, Inc. *	3,226

Ordnance & Accessories (No Vehicle/Guided Missiles) - 1.22%
200	TASER International, Inc. *	3,556

Pens, Pencils & Other Artists' Materials - 1.10%
160	Costa, Inc. *	3,219

Pharmaceutical Preparations - 1.02%
630	SciClone Pharmaceuticals, Inc. *	2,980

Radio & T.V. Broadcasting & Communications Equipment - 2.46%
170	CalAmp Corp. *	3,998
225	SeaChange International, Inc. *	3,193
		7,191
Retail-Eating Places - 3.54%
140	Bloomin' Brands, Inc. *	3,503
85	Brinker International, Inc.	3,776
170	Del Frisco's Restaurant Group, Inc. *	3,077
		10,356
Retail-Family Clothing Stores - 1.16%
230	Stein Mart, Inc.	3,397

Retail-Women's Clothing Stores - 1.03%
85	ANN, Inc. *	3,006

Savings Institution, Federally Chartered - 1.14%
55	Bofi Holding, Inc. *	3,323

Secondary Smelting & Refining of Nonferrous Metals - 1.04%
165	Constellium N.V., (Netherlands) Class A *	3,048

Semiconductors & Related Devices - 9.18%
145	Ambarella, Inc. *	2,980
325	Applied Micro Circuits Corp. *	3,789
120	Finisar Corp. *	2,761
610	GT Advanced Technologies Inc. *	4,572
580	Himax Technologies, Inc. ADR	5,612
185	InvenSense, Inc. *	3,125
310	Kulicke and Soffa Industries, Inc. (Singapore) *	3,999
		26,838
Services-Business Services - 4.23%
450	Giant Interactive Group, Inc. ADR	3,982
100	Heartland Payment Systems, Inc.	4,045
90	MAXIMUS, Inc.	4,360
		12,387
Services-Computer Processing & Data Preparation - 1.04%
80	Pegasystems, Inc.	3,045

Services-Computer Programming - 1.35%
85	Synaptics, Inc. *	3,951

Services-Consumer Credit Reporting, Collection Agencies - 1.02%
50	Portfolio Recovery Associates, Inc. *	2,972

Services-Health Services - 1.04%
95	US Physical Therapy, Inc.	3,032

Services-Prepackaged Software - 2.26%
50	Bally Technologies, Inc. *	3,657
110	Web.com Group, Inc. *	2,964
		6,621
Services-Skilled Nursing Care Facilities - 1.02%
590	Five Star Quality Care, Inc. *	2,991

Special Industry Machinery (No Metalworking Machinery) - 0.96%
85	ASM International N.V. (Netherlands)	2,807

State Commercial Banks - 2.11%
185	Customers Bancorp, Inc. *	3,099
115	First NBC Bank Holding Co. *	3,065
		6,164
Surgical & Medical Instruments - 1.04%
150	Given Imaging Ltd. (Israel) *	3,033

Telegraph & Other Message Communications - 1.03%
55	j2 Global, Inc.	3,024

Telephone Communications (No Radio Telephone) - 1.36%
1,070	Vonage Holdings Corp. *	3,991

Trucking (No Local) - 2.35%
170	Celadon Group, Inc.	3,152
140	Universal Truckload Services, Inc.	3,732
		6,884
Water Transportation - 1.03%
50	Tidewater, Inc.	3,011

Water, Sewer, Pipeline, Comm & Power Line Construction - 0.98%
110	Primoris Services Corp.	2,864

Wholesale-Drugs Proprietaries & Druggists' Sundries - 1.60%
40	Nu Skin Enterprises Inc. Class A	4,677

Wholesale-Groceries & Related Products - 1.15%
50	Domino's Pizza, Inc.	3,353

Wholesale-Metals Service Centers & Offices - 1.49%
365	Edgen Group, Inc. *	4,369

TOTAL FOR COMMON STOCKS (Cost $253,845) - 101.72%		297,546

TOTAL INVESTMENTS (Cost $253,845) - 101.72%		297,546

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.72)%		(5,045)

NET ASSETS - 100.00%		$ 292,501

ADR - American depositary receipt.
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Satuit Capital U.S. SMID Cap Fund
	Schedule of Investments
	October 31, 2013

Shares/Principal		Value

COMMON STOCKS - 96.33%

Air Transportation, Scheduled - 2.43%
20	Copa Holdings SA, Class A (Panama)	$ 2,991
80	Spirit Airlines, Inc. *	3,452
		6,443
Air-Cond & Warm Air Heating Equip & Comm & Indl Refrig Equip - 1.18%
40	Lennox International, Inc.	3,122

Automotive & Aerospace Components - 1.20%
525	GKN, Plc. ADR	3,179

Calculating & Accounting Machines (No Electronic Computers) - 1.10%
80	NCR Corp. *	2,924

Carpets & Rugs - 1.00%
20	Mohawk Industries, Inc. *	2,648

Cement, Hydraulic - 1.13%
40	Eagle Materials, Inc.	3,000

Computer Communications Equipment - 1.84%
60	F5 Networks, Inc. *	4,892

Construction Special Trade Contractors - 1.25%
45	Chicago Bridge & Iron Co. N.V. (Netherlands)	3,334

Crude Petroleum & Natural Gas - 2.95%
70	Gulfport Energy Corp. *	4,108
70	Oasis Petroleum Inc. *	3,727
		7,835
Deep Sea Foreign Transportation - 1.14%
55	Hornbeck Offshore Services, Inc. *	3,040

Drilling Oil & Gas Wells - 3.46%
55	Atwood Oceanics, Inc. *	2,922
85	Noble Corp. (United Kingdom)	3,204
175	Ocean Rig UDW, Inc. (Cyprus) *	3,068
		9,194
Electromedical & Electrotherapeutic Apparatus - 1.30%
60	Cyberonics Inc. *	3,466

Engines & Turbines - 1.14%
50	Dresser-Rand Group, Inc. *	3,038

Fire, Marine & Casualty Insurance - 1.24%
86	AmTrust Financial Services, Inc.	3,299

Functions Related to Depository Banking, NEC - 1.51%
135	Xoom Corp. *	4,026

Glass Containers - 1.26%
105	Owens-Illinois, Inc. *	3,338

Heavy Construction Other Than Building Const - Contractors - 1.17%
90	KBR, Inc.	3,109

Household Furniture - 1.22%
140	La-Z-Boy, Inc.	3,231

Industrial Inorganic Chemicals - 1.31%
60	Methanex Corp. (Canada)	3,490

Investment Advice - 2.38%
75	Eaton Vance Corp.	3,136
255	Och-Ziff Capital Management Group, LLC	3,185
		6,321
Metalworking Machinery & Equipment - 1.17%
45	Lincoln Electric Holdings, Inc.	3,116

Miscellaneous Chemical Products - 1.25%
40	Cytec Industries, Inc.	3,324

Motor Homes - 1.20%
55	Thor Industries, Inc.	3,191

Motor Vehicle Parts & Accessories - 4.85%
30	BorgWarner Inc.	3,094
150	Gentherm, Inc. *	3,502
55	Tenneco, Inc. *	2,919
45	TRW Automotive Holdings Corp. *	3,380
		12,895
Motor Vehicle & Passenger Car Bodies - 2.20%
60	Oshkosh Corp.	2,855
35	WABCO Holdings, Inc. (Belgium) *	2,999
		5,854
Newspapers: Publishing or Publishing & Printing - 1.13%
360	Journal Communications, Inc., Class A *	3,006

Oil & Gas Field Machinery & Equipment - 2.47%
170	Bolt Technology Corp.	3,041
30	Dril-Quip, Inc. *	3,523
		6,564
Oil & Gas Field Services, NEC - 1.41%
20	Core Laboratories NV (Netherlands)	3,744

Ordnance & Accessories (No Vehicle/Guided Missiles) - 1.37%
205	TASER International, Inc. *	3,645

Paperboard Containers & Boxes - 1.41%
60	Packaging Corporation of America	3,737

Pharmaceutical Preparations - 3.52%
35	Jazz Pharmaceuticals Public Limited Co. (Ireland) *	3,176
650	SciClone Pharmaceuticals, Inc. *	3,074
35	United Therapeutics Corp. *	3,098
		9,348
Plastic Products, NEC - 0.34%
10	Tupperware Brands Corp.	897

Plastic, Foil & Coated Paper - 1.26%
60	Celanese Corp., Series A	3,361

Retail-Eating Places - 1.34%
80	Brinker International, Inc.	3,554

Retail-Food Stores - 1.33%
60	GNC Holdings Inc.	3,529

Retail-Shoe Stores - 1.17%
90	Foot Locker, Inc.	3,123

Savings Institution, Federally Chartered - 1.25%
55	Bofi Holding, Inc. *	3,323

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.14%
200	FLIR Systems, Inc.	5,696

Semiconductors & Related Devices - 9.88%
290	Applied Micro Circuits Corp. *	3,381
85	Avago Technologies Ltd. (Singapore)	3,862
520	Himax Technologies, Inc. ADR	5,031
245	Kulicke and Soffa Industries, Inc. (Singapore) *	3,160
80	Microchip Technology, Inc.	3,437
90	NXP Semiconductors NV (Netherlands) *	3,793
140	Skyworks Solutions Inc. *	3,612
		26,276
Services-Business Services - 6.97%
340	Giant Interactive Group, Inc. ADR	3,009
70	Heartland Payment Systems, Inc.	2,831
60	MAXIMUS, Inc.	2,907
85	MSCI Inc., Class A *	3,465
45	NetEase, Inc. ADR	3,038
110	Total System Services, Inc.	3,281
		18,531
Services-Computer Programming Services - 2.71%
85	Synaptics, Inc. *	3,951
60	VeriSign, Inc. *	3,257
		7,208
Services-Consumer Credit Reporting, Collection Agencies - 1.23%
55	Portfolio Recovery Associates, Inc. *	3,270

Services-Equipment Rental & Leasing, NEC - 1.46%
60	United Rentals, Inc. *	3,875

Services-Prepackaged Software - 1.24%
60	ACI Worldwide, Inc. *	3,307

Services-Skilled Nursing Care Facilities - 1.14%
600	Five Star Quality Care, Inc. *	3,042

Special Industry Machinery (No Metalworking Machinery) - 1.18%
95	ASM International N.V. (Netherlands)	3,137

Surgical & Medical Instruments - 1.13%
80	Mindray Medical International Ltd. ADR	3,009

Tires & Inner Tubes - 1.14%
145	The Goodyear Tire & Rubber Co. *	3,041

Trucking (No Local) - 1.26%
180	Celadon Group, Inc.	3,337

Water Transportation - 1.25%
55	Tidewater, Inc.	3,312

Water, Sewer, Pipeline, Comm & Power Line Construction - 1.20%
100	MasTec, Inc. *	3,197

Wholesale-Electronic Parts & Equipment, NEC - 1.27%
85	Avnet, Inc.	3,375

Wholesale-Miscellaneous Nondurable Goods - 1.25%
60	Jarden Corp. *	3,322

TOTAL FOR COMMON STOCKS (Cost $225,496) - 96.33%		256,075

TOTAL INVESTMENTS (Cost $225,496) - 96.33%		256,075

OTHER ASSETS LESS LIABILITIES - 3.67%		9,757

NET ASSETS - 100.00%		$ 265,832

ADR - American depositary receipt.
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Satuit Capital Management Trust
Statements of Assets and Liabilities
October 31, 2013

	U.S. Emerging	U.S. Small	U.S. SMID
Assets:	Companies Fund	Cap Fund	Cap Fund
Investments, at Fair Value (Cost $157,729,386, $253,845, & $225,496, respectively)	$ 189,961,238	$ 297,546	$ 256,075
Cash	13,084,786	16,361	22,009
Receivables:
Securities Sold	3,132,975	3,530	3,236
Due from Advisor	-	2,002	1,504
Shareholder Subscriptions	209,711	-	600
Interest & Dividends	119,800	141	75
Prepaid Expenses	25,265	1,836	1,900
Total Assets	206,533,775	321,416	285,399
Liabilities:
Securities Purchased	3,277,579	8,873	-
Shareholder Redemptions	106,617	-	-
Due to Advisor	179,695	-	-
Administrative Fees	17,179	89	78
Distribution Fees	47,870	225	219
Trustee Fees	10,000	4,866	4,866
Other Accrued Expenses	148,218	14,862	14,404
Total Liabilities	3,787,158	28,915	19,567
Net Assets	$ 202,746,617	$ 292,501	$ 265,832

Net Assets Consist of:
Paid In Capital	144,202,794	240,000	222,300
Accumulated Undistributed Net Investment Income	-	-	69
Accumulated Undistributed Realized Gain on Investments	26,311,971	8,800	12,884
Unrealized Appreciation in Value of Investments	32,231,852	43,701	30,579
Net Assets (Unlimited number of shares authorized without par value)	$ 202,746,617	$ 292,501	$ 265,832

Shares Outstanding	5,120,065	23,494	21,715

Net Asset Value Per Share and Offering Price ($202,746,617/5,120,065,
$292,501/23,494, and $265,832/21,715, respectively).	$ 39.60	$ 12.45	$ 12.24

Minimum Redemption Price Per Share*	$ 38.81	$ 12.20	$ 12.00

*The Funds will impose a 2.00% redemption fee on shares redeemed within 360 days of purchase for the Emerging Companies Fund and 60 days of purchase for the Small and SMID Cap Funds.

The accompanying notes are an integral part of these financial statements.

Satuit Capital Management Trust
Statements of Operations
For the year ended October 31, 2013

	U.S. Emerging	U.S. Small	U.S. SMID
Investment Income:	Companies Fund	Cap Fund *	Cap Fund *
Dividends (net of foreign withholding taxes of $10,092, $16, and $32, respectively)	$ 1,934,232	$ 1,083	$ 1,134
Interest	37	-	-
Total Investment Income	1,934,269	1,083	1,134

Expenses:
Advisory (Note 2)	2,268,544	1,360	1,233
Distribution (Note 2)	457,296	340	308
Administrative	182,918	135	123
Shareholder Servicing (Note 2)	206,607	203	184
Printing and Mailing	38,154	105	109
Registration	55,850	904	904
Compliance	37,970	4,013	4,010
Legal Fees	21,015	1,522	1,522
Trustee Fees	37,350	9,866	9,866
Transfer Agent	43,811	1,830	1,830
Fund Accounting	44,154	5,200	5,200
Custody	38,432	1,948	1,948
Audit	20,479	11,500	11,500
Insurance	12,117	189	189
Miscellaneous	10,927	2,593	1,979
Gross Expenses	3,475,624	41,708	40,905
Fees Waived by the Advisor (Note 2)	0	(39,668)	(39,056)
Net Expenses	3,475,624	2,040	1,849

Net Investment Loss	(1,541,355)	(957)	(715)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	32,109,313	9,757	13,668
Net Change in Unrealized Appreciation on Investments	24,484,258	43,701	30,579
Net Realized and Unrealized Gain on Investments	56,593,571	53,458	44,247

Net Increase in Net Assets Resulting from Operations	$ 55,052,216	$ 52,501	$ 43,532

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Statements of Changes in Net Assets

	Years Ended
	10/31/2013	10/31/2012
Increase in Net Assets From Operations:
Net Investment Loss	$ (1,541,355)	$ (1,958,262)
Net Realized Gain on Investments	32,109,313	14,464,590
Net Change in Unrealized Appreciation on Investments	24,484,258	(4,487,959)
Net Increase in Net Assets Resulting from Operations	55,052,216	8,018,369

Distributions to Shareholders: (Note 4)
Net Investment Income	-	-
Realized Gains	(13,893,966)	-
Total Dividends and Distributions Paid to Shareholders	(13,893,966)	-

Capital Share Transactions:
Proceeds from Sale of Shares	44,730,461	51,710,481
Shares Issued on Reinvestment of Dividends	13,400,309	-
Proceeds from Early Redemption Fees	49,458	160,258
Cost of Shares Redeemed	(61,508,327)	(56,689,044)
Net Decrease in Net Assets from Shareholder Activity	(3,328,099)	(4,818,305)

Net Assets:
Net Increase in Net Assets	37,830,151	3,200,064
Beginning of Year	164,916,466	161,716,402
End of Year (Including Accumulated Undistributed Net Investment
Income/(Loss) of $0 and $0, Respectively)	$ 202,746,617	$ 164,916,466

Share Transactions:
Shares Sold	1,269,215	1,621,941
Shares Issued on Reinvestment of Dividends	435,782	-
Shares Redeemed	(1,757,494)	(1,784,599)
Net Decrease in Shares	(52,497)	(162,658)
Outstanding at Beginning of Year	5,172,562	5,335,220
Outstanding at End of Year	5,120,065	5,172,562

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Small Cap Fund
Statement of Changes in Net Assets

For the Period
Ended *
10/31/2013
Increase in Net Assets From Operations:
Net Investment (Loss)	$ (957)
Net Realized Gain on Investments	9,757
Net Change in Unrealized Appreciation on Investments	43,701
Net Increase in Net Assets Resulting from Operations	52,501

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	-
Total Dividends and Distributions Paid to Shareholders	-

Capital Share Transactions:
Proceeds from Sale of Shares	240,000
Shares Issued on Reinvestment of Dividends	-
Proceeds from Early Redemption Fees	-
Cost of Shares Redeemed	-
Net Increase in Net Assets from Shareholder Activity	240,000

Net Assets:
Net Increase in Net Assets	292,501
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $0)	$ 292,501

Share Transactions:
Shares Sold	23,494
Shares Issued on Reinvestment of Dividends	-
Shares Redeemed	-
Net Increase in Shares	23,494
Outstanding at Beginning of Period	-
Outstanding at End of Period	23,494

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. SMID Cap Fund
Statement of Changes in Net Assets

For the Period
Ended *
10/31/2013
Increase in Net Assets From Operations:
Net Investment (Loss)	$ (715)
Net Realized Gain on Investments	13,668
Net Change in Unrealized Appreciation on Investments	30,579
Net Increase in Net Assets Resulting from Operations	43,532

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	-
Total Dividends and Distributions Paid to Shareholders	-

Capital Share Transactions:
Proceeds from Sale of Shares	222,300
Shares Issued on Reinvestment of Dividends	-
Proceeds from Early Redemption Fees	-
Cost of Shares Redeemed	-
Net Increase in Net Assets from Shareholder Activity	222,300

Net Assets:
Net Increase in Net Assets	265,832
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $69)	$ 265,832

Share Transactions:
Shares Sold	21,715
Shares Issued on Reinvestment of Dividends	-
Shares Redeemed	-
Net Increase in Shares	21,715
Outstanding at Beginning of Period	-
Outstanding at End of Period	21,715

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2013	10/31/2012	10/31/2011	10/31/2010	10/31/2009

Net Asset Value, at Beginning of Period	$ 31.88	$ 30.31	$ 28.71	$ 22.07	$ 17.37

Income From Investment Operations:
Net Investment (Loss) *	(0.30)	(0.38)	(0.43)	(0.34)	(0.24)
Net Gain (Loss) on Securities (Realized and Unrealized)	10.80	1.92	2.01	6.96	4.94
Total from Investment Operations	10.50	1.54	1.58	6.62	4.70

Distributions from:
Net Investment Income	-	-	-	-	-
Net Realized Gain	(2.79)	-	-	-	-
Total from Distributions	(2.79)	-	-	-	-

Redemption Fees	0.01	0.03	0.02	0.02	-	**

Net Asset Value, at End of Period	$ 39.60	$ 31.88	$ 30.31	$ 28.71	$ 22.07

Total Return	35.48%	5.18%	5.57%	30.09%	27.06%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 202,747	$ 164,916	$ 161,716	$ 114,066	$ 64,312
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.90%	1.86%	1.74%	1.80%	2.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84)%	(1.17)%	(1.14)%	(1.19)%	(1.62)%
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84)%	(1.20)%	(1.35)%	(1.34)%	(1.33)%
Portfolio Turnover	114.68%	154.34%	101.60%	138.60%	142.15%

* Net Investment (Loss) per share amounts were calculated using the average share method.
** Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Period
	Ended *
	10/31/2013

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment (Loss) **	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.50
Total from Investment Operations	2.45

Distributions from:
Net Investment Income	-
Net Realized Gain	-
Total from Distributions	-

Redemption Fees	-

Net Asset Value, at End of Period	$ 12.45

Total Return	24.50%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 293
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	30.57%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(29.77)%	(a)
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.50%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70)%	(a)
Portfolio Turnover	103.86%	(b)

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
** Net Investment (Loss) per share amounts were calculated using the average share method.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. SMID Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Period
	Ended *
	10/31/2013

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment (Loss) **	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.28
Total from Investment Operations	2.24

Distributions from:
Return of Capital	-
Net Realized Gain	-
Total from Distributions	-

Redemption Fees	-

Net Asset Value, at End of Period	$ 12.24

Total Return	22.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 266
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	33.07%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(32.15)%	(a)
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.50%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.58)%	(a)
Portfolio Turnover	101.42%	(b)

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
** Net Investment (Loss) per share amounts were calculated using the average share method.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2013

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Emerging Companies Fund”), formerly the Satuit Capital Micro Cap Fund, Satuit Capital U.S. Small Cap Fund (“Small Cap Fund”), and Satuit Capital U.S. SMID Cap Fund (“SMID Cap Fund”) (collectively the “Funds”) are a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.  The objective of the Funds is to provide investors with long-term capital appreciation.  The Trust is an open-end, management investment company and the Funds are a “diversified” series of the Trust, as that term is defined in the Act.

The Small Cap Fund and the SMID Cap Fund commenced investment operations on April 1, 2013.

The Emerging Companies Fund will charge a 2.00% redemption fee on all shares redeemed less than 360 days from the date of purchase. The Small Cap Fund and the SMID Cap Fund will charge a 2.00% redemption fee on all shares redeemed less than 60 days from the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: The Funds’ securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Funds’ investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Funds use fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that the Funds’ could obtain for a security if it were to dispose of that security as of the time of pricing.

Equity securities (common stocks, including ADRs and warrants) - Equity securities are generally valued by using market quotations. The market quotation used for equity securities, including those listed on the NASDAQ, is the last sale price on the date on which the valuation is made or, in the absence of sales, the last prior sale price on which the valuation was made. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds: Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Funds’ assets measured at fair value as of October 31, 2013:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Funds’ assets by the above fair value hierarchy levels as of October 31, 2013:

Emerging Companies Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 189,961,238	$ -	$ -	$ 189,961,238
Warrants	-	-	-	-
Total	$ 189,961,238	$ -	$ -	$ 189,961,238

Small Cap Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 297,546	$ -	$ -	$ 297,546
Total	$ 297,546	$ -	$ -	$ 297,546

SMID Cap Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 256,075	$ -	$ -	$ 256,075
Total	$ 256,075	$ -	$ -	$ 256,075

(a) Refer to the Funds’ Schedule of Investments for a listing of securities by security type and industry.

The Funds did not hold any Level 3 assets during the period ended October 31, 2013. The Funds did not hold any derivative instruments at any time during the period ended October 31, 2013. There were no transfers into or out of Level 1 or Level 2 during the period ended October 31, 2013. It is the Funds policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes: The Funds policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2010 - 2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the period ended October 31, 2013, the Funds did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Other: Expenses incurred by SCMT that do not relate to a specific fund of SCMT are allocated in accordance to SCMT’s expense policy.

Accounting Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset values of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders. The reclassifications were as follows as of October 31, 2013:

Emerging Companies Fund
Accumulated Net Investment Loss to Accumulated Net Realized Gains	$ 1,541,355
Accumulated Net Realized Gains to Paid in Capital	$ 4,108,509

Small Cap Fund
Accumulated Net Investment Loss to Accumulated Net Realized Gains	$ 957

SMID Cap Fund
Accumulated Net Investment Loss to Accumulated Net Realized Gains	$ 784

Organizational and Offering Costs: Organizational and offering costs consist of costs incurred to establish the Small Cap Fund and the SMID Cap Fund, and enable it to legally do business.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Satuit Capital Management, LLC (“SCM”), provides investment services for an annual fee of 1.25% for the Emerging Companies Fund, of the average daily net assets.  Per an expense limitation agreement, SCM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses to 1.95% of average net assets for the Emerging Companies Fund through February 28, 2014.  For the year ended October 31, 2013, SCM earned fees of $2,268,544 for the Emerging Companies Fund. As of October 31, 2013, the Emerging Companies Fund owed SCM $179,695.

Pursuant to the terms of the Expense Limitation Agreement, SCM is entitled to reimbursement of fees waived or reimbursed by SCM to the Emerging Companies Fund in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Emerging Companies Fund’s total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SCM is the sum of all fees waived or reimbursed by SCM to the Emerging Companies Fund during any of the previous three years, less any reimbursement previously paid by the Emerging Companies Fund to SCM with respect to any waivers, reductions, and payments made with respect to the Emerging Companies Fund. SCM has recouped all previously waived fees.

Pursuant to an Investment Advisory Agreement, Satuit Funds Management, LLC (“SFM”), provides investment services for an annual fee of 1.00% for the Small Cap Fund and the SMID Cap Fund of the average daily net assets, respectively.  Per an expense limitation agreement, SFM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for the Small Cap Fund and the SMID Cap Fund shares to 1.50% of average net assets through February 28, 2014.  For the period April 1, 2013 (commencement of investment operations) through October 31, 2013, SFM earned fees of $1,360 and $1,233 for the Small Cap Fund and the SMID Cap Fund, respectively.  As of October 31, 2013, SFM owed the Small Cap Fund and SMID Cap Fund $2,002 and $1,504, respectively.

Pursuant to the terms of the Expense Limitation Agreement, SFM is entitled to reimbursement of fees waived or reimbursed by SFM to the Small Cap Fund and the SMID Cap Fund from prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Small Cap Fund’s and the SMID Cap Fund’s total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SFM is the sum of all fees waived or reimbursed by SFM to the Small Cap Fund and the SMID Cap Fund during any of the previous three years, less any reimbursement previously paid by the Small Cap Fund and the SMID Cap Fund to SFM with respect to any waivers, reductions, and payments made with respect to the Small Cap Fund and the SMID Cap Fund. SFM waived $39,668 and $39,056 of fees per the Expense Limitation Agreement for the Small Cap Fund and the SMID Cap Fund, respectively, for the period April 1, 2013 (commencement of investment operations) through October 31, 2013.

As of October 31, 2013, the following is subject to repayment by the Small Cap Fund and SMID Cap Fund to SFM pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Small Cap Fund	SMID Cap Fund
October 31, 2013	October 31, 2016	$39,668	$39,056

The Emerging Companies Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Emerging Companies Fund or SCM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of the Emerging Companies Fund shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Emerging Companies Fund or SCM.  The Emerging Companies Fund or SCM may incur such distribution expenses at the rate of 0.25% per annum of the Emerging Companies Fund average daily net assets.  For the period ended October 31, 2013, there was $457,296 of 12b-1 fees incurred by the Emerging Companies Fund. As of October 31, 2013, the Emerging Companies Fund owed $47,870 in distribution fees.

The Small Cap Fund and the SMID Cap Fund have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Small Cap Fund and the SMID Cap Fund or SFM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of the Small Cap Fund’s and the SMID Cap Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund and the SMID Cap Fund or SFM.  The Small Cap Fund and the SMID Cap Fund or SFM may incur such distribution expenses at the rate of 0.25% per annum on the Small Cap Fund’s and the SMID Cap Fund’s average daily net assets.  For the period April 1, 2013 (commencement of investment operations) through October 31, 2013, there was $340 and $308 of 12b-1 fees incurred by the Small Cap Fund and SMID Cap Fund, respectively. As of October 31, 2013, the Small Cap and SMID Cap Funds owed $225 and $219 in distribution fees, respectively.

Mutual Shareholder Services, LLC (“MSS”) is the Funds Transfer and Dividend Disbursing Agent.  In accordance with the contract and current asset levels, MSS earned $47,471 as stated on the Statements of Operations for the year ended October 31, 2013.

Mutual Shareholder Services, LLC (“MSS”) is the Funds Accounting Agent.  In accordance with the contract and current asset levels, MSS earned $54,554 as stated on the Statements of Operations for the year ended October 31, 2013.

Satuit Funds Administration, LLC serves as the Funds Administrator and is under common ownership of SCM and SFM.  Pursuant to an Administration Agreement, Satuit Funds Administration, LLC provides administrative services for an annual fee of 0.10% of the average daily net assets.  In accordance with the contract and current asset levels, Satuit Funds Administration, LLC earned $182,918 from the Emerging Companies Fund for the year ended October 31, 2013.  Satuit Funds Administration, LLC earned $135 from the Small Cap Fund and $123 for the SMID Cap Fund for the period April 1, 2013 (commencement of investment operations) through October 31, 2013.

Satuit Funds Administration, LLC serves as the Funds Shareholder Servicing Agent, and is under common ownership of SCM and SFM.  Pursuant to a Shareholder Servicing Agreement, Satuit Funds Administration, LLC provides shareholder services for an annual fee of up to 0.25% of the average daily net assets. During the current period, the Satuit Funds Administration, LLC charged fees to the Funds of 0.15% of the average daily net assets. In accordance with the contract and current asset levels, Satuit Funds Administration, LLC earned $206,607 from the Emerging Companies Fund for the period February 7, 2013 through October 31, 2013.  Satuit Funds Administration, LLC earned $203 from the Small Cap Fund and $184 for the SMID Cap Fund for the period April 1, 2013 through October 31, 2013.

Note 3. Investments

The cost of purchases and the proceeds of the Emerging Companies Fund from sales of securities other than short-term notes for the year ended October 31, 2013, aggregated $200,602,343 and $222,630,543, respectively.

The cost of purchases and the proceeds of the Small Cap Fund from sales of securities other than short-term notes for the period April 1, 2013 (commencement of investment operations) through October 31, 2013, aggregated $200,443 and $444,531, respectively.

The cost of purchases and the proceeds of the SMID Cap Fund from sales of securities other than short-term notes for the period April 1, 2013 (commencement of investment operations) through October 31, 2013, aggregated $182,102 and $393,930, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.   The Emerging Companies Fund did not pay any distributions for the fiscal year ended October 31, 2012.

On December 27, 2012, the Emerging Companies Fund paid a long-term capital gain distribution of $2.7891 per share to shareholders on December 26, 2012 for a total distribution of $13,893,966.

On December 27, 2013, the Emerging Companies Fund paid a long-term capital gain distribution of $2.4966 per share to shareholders on December 26, 2013 for a total distribution of $12,765,967. On December 27, 2013, the Emerging Companies Fund paid a short-term capital gain distribution of $2.76504 per share to shareholders on December 26, 2013 for a total distribution of $14,138,592.

On December 27, 2013, the Small Cap Fund paid a short-term capital gain distribution of $0.3153 per share to shareholders on December 26, 2013 for a total distribution of $8,800.

On December 27, 2013, the SMID Cap Fund paid a short-term capital gain distribution of $0.48954 per share to shareholders on December 26, 2013 for a total distribution of $12,999.

The Small Cap Fund and the SMID Cap Fund did not pay any distributions for the period ended October 31, 2013.

For federal income tax purposes the costs of securities owned at October 31, 2013, were $158,321,907, $253,845, and $225,542 for the Emerging Companies Fund, Small Cap Fund, and SMID Cap Fund, respectively.  At October 31, 2013, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Emerging Companies Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$34,765,256	$(3,125,925)	$31,639,331

Small Cap Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$48,646	$(4,945)	$43,701

SMID Cap Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$33,587	$(3,054)	$30,533

As of October 31, 2013, the components of distributable earnings for the Emerging Companies Fund on a tax basis were as follows:

Accumulated Undistributed Capital Gains

$ 26,904,492

Net Unrealized Appreciation

   31,639,331

$ 58,543,823

As of October 31, 2013, the components of distributable earnings for the Small Cap Fund on a tax basis were as follows:

Accumulated Undistributed Capital Gains

$   8,800

Net Unrealized Appreciation

   43,701

$ 52,501

As of October 31, 2013, the components of distributable earnings for the SMID Cap Fund on a tax basis were as follows:

Accumulated Undistributed Capital Gains

$ 12,999

Net Unrealized Appreciation

   30,533

$ 43,532

Note 5. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of October 31, 2013, Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 31% of the voting securities of the Small Cap Fund, and may be deemed to control the Small Cap Fund.  As of October 31, 2013, Robert Sullivan owned approximately 45% of the voting securities of the Small Cap Fund, and may be deemed to control the Small Cap Fund.  As of October 31, 2013, Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 34% of the voting securities of the SMID Cap Fund, and may be deemed to control the SMID Cap Fund.  As of October 31, 2013, Robert Sullivan owned approximately 48% of the voting securities of the SMID Cap Fund, and may be deemed to control the SMID Cap Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Satuit Capital Management Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Satuit Capital Management Trust comprising Satuit Capital U.S. Emerging Companies Fund, Satuit Capital U.S. Small Cap Fund and Satuit Capital U.S. SMID Cap Fund (the “Funds”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Satuit Capital U.S. Emerging Companies Fund, and the related statements of operations and changes in net assets and the financial highlights for the period April 1, 2013 (commencement of operations) through October 31, 2013 for Satuit Capital U.S. Small Cap Fund and Satuit Capital U.S. SMID Cap Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Satuit Capital Management Trust as of October 31, 2013, the results of each of their operations for the periods then ended, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 30, 2013

Satuit Capital Management Trust
Expense Illustration
October 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Satuit Capital Management Trust, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Satuit Capital U.S. Emerging Companies Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,174.73	$10.47
Hypothetical (5% Annual
(Return before expenses)	$1,000.00	$1,015.58	$9.70

* Expenses are equal to the Fund's annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Satuit Capital U.S. Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,241.28	$8.47
Hypothetical (5% Annual
(Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Satuit Capital U.S. SMID Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,222.78	$8.40
Hypothetical (5% Annual
(Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2013 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12 month period ended June 30, 2013 are available without charge upon request by (1) calling the Fund at (866) 972-8848 and/or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the fiscal quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-972-8848.

Advisory Renewal Agreement – Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Board, including all of the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor on behalf of the Satuit Capital US Emerging Companies Fund (the “Fund”).  The approval took place at a meeting held for such purpose, among others, on October 14, 2013, at which all of the Independent Trustees were present in person.

Legal counsel to the Trust and the Independent Trustees advised the Independent Trustees of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement.  Specifically, the Independent Trustees reviewed a memorandum prepared by legal counsel relating to their duties with respect to the renewal of the Investment Advisory Agreement, copies of which were previously provided to the Independent Trustees.  Counsel had previously requested on behalf of the Independent Trustees, and the Independent Trustees had received, such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement, including the fees paid to the Advisor under the Agreement and whether the Investment Advisory Agreement continues to be in the best interests of the Fund and its shareholders.

The Independent Trustees reviewed information regarding the Fund's financial performance, information on comparable funds as to fees and total annual operating expenses, and the experience of the Advisor's investment personnel.  The Board considered : (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Independent Trustees reviewed comparable fund data provided by the Advisor relating to the elements described above.  With respect to the nature, extent and quality of the services provided to the Fund by the Advisor, the Advisor discussed the Fund’s ranking by asset size and its ranking as to total fund expenses based on independent data sources.  The Advisor noted that whether the Fund is compared against emerging company funds, or is compared against a subset of funds which are identified as small cap funds, the Advisor had efficiently and successfully managed the overall fees and annual operating expense ratio of the Fund.  In discussing the investment management of the Fund and the Fund's investment performance, the Advisor further noted that style drift often occurs among funds categorized as emerging company or micro cap funds, requiring further refinement of the data set received from independent sources to determine true comparables.  To properly illustrate the costs of the services provided to the Fund and further refine the data, the Advisor first identified a universe of comparable funds in the small cap and growth categories and second, considering that universe, analyzed the characteristics that determine whether funds are appropriately categorized.  The Advisor considered: (a) the asset size of the comparable funds, using a high and low range, (b) prospectus-stated expense ratios of each comparable fund– yielding a ranking of the small cap growth universe from high to low to determine how the Fund’s expense ratio compares and (c) a ranking of management fees to determine if the Fund’s management fees were also comparable.  As compared to certain of the comparable funds included in the data, the Advisor’s investment management fee was higher, but when considering the Fund’s relative ranking as to total annual operating expense ratios, the Fund’s expense ratio was competitive.

The Advisor also noted that the Fund’s management had maintained for shareholders total annual operating expenses that were lower than many comparable funds.  When analyzing comparable funds with the closest structural similarity to the Fund, such comparable funds had higher aggregate annual operating expenses and fees. The Independent Trustees determined, based on the discussions at the meeting and the materials provided in advance of the Meeting, that the advisory fees payable under the Agreement were in an acceptably appropriate range—neither the highest nor the lowest.

In addition to review of financial performance and comparable fund data, the Independent Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Independent Trustees also discussed and considered the quality of administrative and other services provided to the Fund by the Advisor and its affiliated entity.  Additionally, the Independent Trustees considered in detail the Advisor’s compliance program and role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in executive session with legal counsel at which no representatives of the Advisor were present.

The Independent Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, in particular the Advisor’s responsibility to provide the Fund with investment research and advice, and to determine the securities to be purchased and sold in accordance with the Fund’s investment objective and policies.

In connection with their review of the quality of services provided by the Advisor, the Independent Trustees reviewed the biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

In summary, the Independent Trustees undertook a detailed review of data on comparable funds provided to them in advance of the meeting.  Additionally, the Advisor provided further information as to a subset of comparable funds with more similar investment styles and strategies.  The Independent Trustees further analyzed and refined the set of comparable fund data during the Board meeting to determine a better data set of comparable funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor continues to provide quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally lower than that of other comparably managed funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreement.  Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2013 (UNAUDITED)

Trustees and Officers - Information pertaining to the trustees and officers of the Funds are set forth below. The names, addresses and ages of the trustees and officers of the Funds, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Interested Trustee:
Robert J. Sullivan* 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	3

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Chief Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.  Managing Director and Chief Investment Officer of Satuit Funds Management, LLC, a registered investment adviser, from April, 2013 to Present.

				N/A

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Non-Interested Trustees:
Samuel Boyd, Jr. 238 Public Square Suite 200 Franklin, TN 37064 (1940)	Trustee since October, 2002 - Indefinitely	3

Retired. Mr. Boyd was Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August, 1978 until April, 2005; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds
William E. Poist 238 Public Square Suite 200 Franklin, TN 37064 (1939)	Trustee since November, 2003 - Indefinitely	3

Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals since 1974; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed). Mr. Poist is also a certified public accountant.

				The World Funds, Inc. -- 4 Funds
Paul M. Dickinson 238 Public Square Suite 200 Franklin, TN 37064 (1947)	Trustee since November 2003 - Indefinitely	3

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds

Anthony J. Hertl 238 Public Square Suite 200 Franklin, TN 37064 (1950)	Trustee since October, 2002 - Indefinitely	3	Consultant to small and emerging businesses (since 2000).

AdvisorOne Funds (12 portfolios) (2004 – October, 2010);  The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February, 2011: World Funds Trust (3 portfolios) (2010 – October, 2013); Global Real Estate Fund; Northern Lights Fund Trust (98 portfolios) (since 2006); and  Northern Lights Variable Trust (27 portfolios) (since 2006).

Officers:
Robert J. Sullivan 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	3

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

				N/A
David Jones Drake Compliance, LLC. 422 Fleming Street, Suite 7 Key West, FL 33040 (1957)	Chief Compliance Officer	3	Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) since 1998.	N/A

Investment Adviser:

Satuit Capital U.S. Emerging Companies Fund

Satuit Capital Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee  37064

Satuit Capital U.S. Small Cap Fund and the Satuit Capital U.S. SMID Cap Fund

Satuit Funds Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee  37064

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio  44115

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital Management Trust’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital Management Trust. This report is not intended for distribution to prospective investors in the Fund(s), unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,500 for 2013 and $14,400 for 2012.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 for 2013 and $2,500 for 2012.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2013 and $0 for 2012.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 7, 2014

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 7, 2014

*

Print the name and title of each signing officer under his or her signature.